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                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 29, 1999 (July 28, 1999)


                             SAMSONITE CORPORATION
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            (Exact name of registrant as specified in its charter)
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
Delaware                                  0-23214                           36-3511556
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(State or other jurisdiction of      (Commission file number)           (I.R.S. Employer
incorporation or organization)                                        Identification Number)
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11200 East 45th Avenue
Denver, Colorado                                                             80239-3018
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(Address of principal executive offices)                                     (Zip Code)
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                                       (303) 373-2000
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                      Registrant's telephone number, including area code:
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                                              N/A
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                 (Former name or former address, if changed since last report)

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ITEM 5.  Other Events

     On July 28, 1999, the Registrant issued the press release filed herewith as
     Exhibit 99.1, which is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

(a)  Financial Statements of Business Acquired.

          Not applicable

(b)  Pro Forma Financial Information.

          Not applicable

(c)  Exhibits.


Exhibit Number      Description
--------------      -----------

99.1                Press Release issued by Samsonite Corporation on July 28,
                    1999.


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                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         Samsonite Corporation



                                         by:    /s/ Richard H. Wiley
                                              ----------------------------------

                                         Name:     Richard H. Wiley
                                         Title:    Chief Financial Officer,
                                                   Treasurer and Secretary



Date:  July 29, 1999

                                       3
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                               INDEX TO EXHIBITS


Exhibit Number      Description
--------------      -----------

99.1                Press Release issued by Samsonite Corporation on July 28,
                    1999.